UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2005
WAUWATOSA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 000-51507

Wisconsin	39-0691250
(State of Incorporation)	(IRS Employer Identification No.)
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(Address of Principal Executive Offices and Zip Code)
(414) 761-1000
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 15, 2005, the Board of Directors of Wauwatosa Holdings, Inc. (the “Company”) adopted a resolution changing the fiscal year of the Company from the twelve calendar months ending June 30 to the twelve calendar months ending December 31, with the first such fiscal year to end December 31, 2005. The Company will file an annual report on Form 10-K for the transition period from July 1, 2005 through December 31, 2005 on or before March 31, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUWATOSA HOLDINGS, INC.
Dated: November 15, 2005	By:	/s/ Richard C. Larson
		Name:	Richard C. Larson
		Title:	Chief Financial Officer